UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 7, 2009

STONE TAN CHINA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52857	20-8387484
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1A, 11th Floor, Tower 1,China Hong Kong City 33 Canton Road, Kowloon, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 852-27355493

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 7, 2009, the Company issued a press release announcing that it is cancelling the special meetings of stockholders and warrant holders originally scheduled to be held on October 14, 2009 and will commence the process of liquidating the trust account.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

No.	Description
99.1	Press release dated October 7, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2009

STONE TAN CHINA ACQUISITION CORP.

By:	/s/ Richard Tan
	Name:	Richard Tan
	Title:	Chief Executive Officer

EXHIBIT INDEX

No.	Description
99.1	Press release dated October 7, 2009